TAX SHARING AGREEMENT


                  TAX SHARING AGREEMENT, dated as of June 5, 1998, by and between U S WEST, Inc., a Delaware corporation ("U S WEST") to be renamed MediaOne Group, Inc. and USW-C, Inc., a Delaware corporation and wholly owned subsidiary of U S WEST ("New U S WEST") to be renamed U S WEST, Inc.


                               W I T N E S S E T H


                  WHEREAS, New U S WEST and its subsidiaries are currently members of the U S WEST Consolidated Group (as defined herein);

                  WHEREAS, pursuant to the Separation Agreement entered into between U S WEST and New U S WEST dated June 5, 1998 (the "Separation Agreement"), (a) U S WEST shall effect a restructuring of certain of its assets, liabilities and businesses, as a result of which New U S WEST shall own the Directories Business and the businesses currently attributed to the Communications Group (each as defined in the Separation Agreement) (the "Reorganization") and (b) U S WEST shall distribute all of the outstanding capital stock of New U S WEST to its stockholders (the "Separation");

                  WHEREAS, the parties intend that for United States federal income tax purposes the Reorganization and the Separation shall qualify as tax-free transactions pursuant to Sections 332, 368(a) and 355 of the Code (as defined herein);

                  WHEREAS, the parties wish to (a) provide for the payment of tax liabilities and entitlement to refunds thereof, allocate responsibility for, and cooperation in, the filing of tax returns and provide for certain other matters relating to taxes and (b) set forth certain covenants and indemnities relating to the preservation of the tax-free status of the Reorganization and the Separation.

                  NOW, THEREFORE, in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:







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                                    ARTICLE I

                   DEFINITIONS; CERTAIN OPERATING CONVENTIONS

                  1.1 For the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  Adjustments shall mean any proposed or final change in the Tax Liability of a taxpayer.

                  Code shall mean the Internal Revenue Code of 1986, as amended.

                  Combined Return shall mean any combined, unitary, or consolidated State Income Tax return that includes one or more members of the MediaOne Group and one or more members of the New U S WEST Group (as hereinafter defined).

                  Combined Return Tax Savings shall mean, with respect to a Taxable Year in which one or more Combined Returns were filed or required to be filed in the Communications Group Region, the excess of the State Income Tax that would have been payable to all Tax Authorities in the Communications Group Region if the MediaOne Group had not been included in such Combined Returns for such Taxable Year over the actual State Income Tax paid to such Tax Authorities in respect of such Combined Returns.

                  Communications Group Region shall mean the 14-state region comprised of the states of Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington and Wyoming.

                  Contributed Media Group Subsidiaries shall mean each of U S WEST Media Group, Inc. and U S WEST Capital Funding, Inc., and each of their respective subsidiaries.

                  Contributed Subsidiaries shall mean each of U S WEST Foundation, U S WEST Educational Foundation, U S WEST Investment Management Company, U S WEST SPF, Co., U S WEST Federal Relations, Inc., and U S WEST IP Holdings, Inc., and each of their respective subsidiaries.

                  Federal Income Tax shall mean federal Taxes determined on the basis of net income or profits (including, but not limited to, any alternative minimum tax, capital gains and any Tax on items of Tax preferences) but excluding non-income Taxes such as federal payroll and excise Taxes.





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                  Indemnifying  Party  shall  mean  any  Person  from  which  an
Indemnified Party is seeking indemnification pursuant to the provisions of this Agreement.

                  Indemnified Party shall mean any Person which is seeking indemnification from an Indemnifying Party pursuant to the provisions of this Agreement.

                  IRS shall mean the United States Internal Revenue Service.

                  MediaOne Group shall mean, individually and collectively, as the case may be, each member of the U S WEST Consolidated Group, other than any member of the New U S WEST Group.

                  New U S WEST Group shall mean, individually and collectively, as the case may be, New U S WEST and its present and future direct and indirect subsidiaries; provided, however, that on or prior to the Separation Date, none of the Contributed Subsidiaries or the Contributed Media Group Subsidiaries shall be included as a member of the New U S WEST Group.

                  Person shall mean and includes any individual, corporation, company, association, partnership, joint venture, limited liability company, joint stock company, trust, unincorporated organization, or other entity.

                  Post-Separation Taxable Period shall mean a taxable period that begins after the Separation Date.

                  Pre-Separation Taxable Period shall mean a taxable period that ends on or before the Separation Date.

                  Present Value Benefit shall mean the present value (based on a discount rate equal to the short-term applicable federal rate as determined under Section 1274(d) of the Code at the time of determination, and assuming that the Indemnified Party will be liable for Taxes at all relevant times at the maximum marginal rates) of any income tax benefit.

                  Proceeding shall mean any audit or other examination, or any judicial or administrative proceeding, relating to liability for or refunds or Adjustments with respect to Taxes.

                  Refund shall mean any refund of Taxes, including any reduction in liability for such Taxes by means of a credit, offset or otherwise.






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                  Ruling  Request  shall  mean  the  request  by U S WEST for an advance letter ruling from the IRS with respect to certain Tax aspects of the Reorganization and the Separation.

                  Separate Return shall mean any Tax Return, including any consolidated, combined or unitary Tax Return, filed by either the New U S WEST Group or the MediaOne Group but excluding any Tax Return filed which includes one or more members of both groups.

                  Separation   Date  shall  mean  the  date  the  Separation  is
effected.

                  State Income Tax shall mean any state or local jurisdiction Taxes imposed on or measured by gross or net income, value added, net worth or capital stock. State Income Taxes do not include business and occupation taxes, gross receipts taxes, excise, sales or use taxes, real property gains, real or personal property, transfer or similar taxes.

                  Straddle Period shall mean a taxable period that includes, but does not end on, the Separation Date.

                  Tax or Taxes shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, gains, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, custom duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes.

                  Tax Authority shall mean the IRS and any other domestic or foreign governmental authority responsible for the administration and collection of Taxes.

                  Tax Liabilities shall mean all liabilities for Taxes.

                  Tax Returns shall mean all reports, returns, declaration forms and statements filed or required to be filed with respect to Taxes.

                  Tax-timing Adjustment shall mean any Adjustment in one Taxable Year which will result in an offsetting Adjustment or Adjustments (including an Adjustment to the basis of an asset not eligible for depreciation or amortization) in another Taxable Year.






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                  Taxable Year shall mean the year on the basis of which taxable income is computed.

                  Treasury shall mean the United States Department of the Treasury.

                  U S WEST Consolidated Group shall mean the affiliated group of corporations, within the meaning of Section 1504(a) of the Code, of which U S WEST is the common parent, and any member of such group.

                  1.2 Other Definitional Provisions. (a) Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Separation Agreement.

                  (b) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (c) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  1.3 Termination of Taxable Years. For Federal Income Tax purposes, the Taxable Year of each member of the New U S WEST Group (including the Contributed Subsidiaries and the Contributed Media Group Subsidiaries) shall end as of the close of the Separation Date. New U S WEST and U S WEST shall, unless prohibited by applicable law, take all action necessary or appropriate to close the taxable period of each member of the New U S WEST Group for all Tax purposes as of the close of the Separation Date.

                                   ARTICLE II

                             ALLOCATION AND PAYMENT

                  2.1 Allocation of Taxes. U S WEST and New U S WEST each agrees, on its own behalf and on behalf of the MediaOne Group and the New U S WEST Group, respectively, to allocate and pay its respective share of Taxes as provided in this Agreement.

                  (a) Except as provided in Section 2.1(e), the Federal Income Tax liability (including Refunds and deficiencies) of the U S WEST Consolidated Group for any Pre- Separation Taxable Period and any Straddle Period shall be allocated between the New U S WEST Group and the MediaOne Group in accordance with Treasury Regulations Sections





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1.1552-1(a)(3) and 1.1502-33(d)(3).  The fixed percentage under Treasury
Regulations Section 1.1502-33(d)(3) shall be 100 percent.

                  (b) Except as provided in Section 2.1(e), the State Income Tax liability of the New U S WEST Group and the MediaOne Group for any Pre-Separation Taxable Period and any Straddle Period in any state included in the Communications Group Region in which a Combined Return is or is required to be filed shall be allocated between the New U S WEST Group and the MediaOne Group in proportion to the state taxable income (positive or negative) of each member of each group included in such Combined Return, or, where the basis is other than net income, in proportion to each member's respective Tax base. Each group shall appropriately compensate the other group for any reduction in State Income Tax liability resulting from the other group's having negative state taxable income.

                  (c) Except as provided in Section 2.1(e), the State Income Tax liability of the New U S WEST Group and the MediaOne Group for any Pre-Separation Taxable Period and any Straddle Period in any state not included in the Communications Group Region in which a Combined Return is or is required to be filed shall be allocated between the New U S WEST Group and the MediaOne Group as follows:

                           (i) For the Taxable Years ended December 31, 1996, December 31, 1997 and on the Separation Date, all such State Income Tax liability for each such Taxable Year shall be allocated to the New U S WEST Group to the extent such State Income Tax liability does not exceed the Combined Return Tax Savings actually realized by the New U S WEST Group for each such Taxable Year. Any excess State Income Tax liability shall be allocated 66.6% to the New U S WEST Group and 33.4% to the MediaOne Group.

                           (ii) For Taxable Years ended on or prior to December 31, 1995, all such State Income Tax liability shall be allocated 66.6% to the New U S WEST Group and 33.4% to the MediaOne Group.

                           (iii) Notwithstanding the foregoing, any liability arising solely out of the inclusion of the New U S WEST Group in a Tax Return which was originally filed as a Separate Return by a member of the affiliated group (as defined in Section 1504(a) of the Code) of which Continental Cablevision, Inc. was the common parent corporation for the Taxable Year ended December 31, 1996 shall be allocated 50% to the New U S WEST Group and 50% to the MediaOne Group.

                  (d) Except as provided in Sections 2.1(c)(iii) and 2.1(e), all Tax Liabilities of the New U S WEST Group and the MediaOne Group for any Pre-Separation Taxable

Period and any Straddle Period arising out of the filing of a Separate Return shall be allocated to the member to which such Tax Liabilities relate.

                  (e) Any Tax Liability of U S WEST arising out of operations conducted directly by it and any Tax Liability of the Contributed Subsidiaries for any Pre-Separation Taxable Period or any Straddle Period shall be allocated 58% to the New U S WEST Group and 42% to the MediaOne Group.

                  (f) Any Tax Liability arising out of Transaction Costs (as defined in the Separation Agreement) shall be allocated as the underlying costs are allocated pursuant to Section 1.1(l) of the Separation Disclosure Schedule.

                  2.2 Tax Attributes. Tax attributes for Pre-Separation Taxable Periods and any Straddle Period shall be allocated to the New U S WEST Group and the MediaOne Group in accordance with the Code and Treasury Regulations (and any applicable state, local and foreign laws or regulations). U S WEST and New U S WEST shall jointly determine the amounts of such attributes as of the Separation Date, or shall jointly estimate such amounts which are not determinable as of the Separation Date, and hereby agree to compute all Tax Liabilities for Taxable Years ending after the Separation Date consistently with that determination. The principles of this paragraph shall apply with respect to any adjustments to the Tax Liabilities of either the New U S WEST Group or the MediaOne Group resulting from an election made under Treasury Regulation Section 1.1502-76(b)(2)(ii).

                  2.3 Tax-Timing Adjustments. To the extent that any portion of any Tax Liability (or Tax benefit) allocated under Section 2.1 relates to a Tax-timing Adjustment, that portion of such Tax Liability (or Tax benefit) shall be allocated to the entity that will receive the benefit (or detriment) of that Tax-timing Adjustment. For purposes of this Agreement, the fact that the period or periods in which offsetting Adjustments will arise is unknown or not determinable shall not be taken into account.

                  2.4 Penalties, Additions to Tax and Interest. Penalties, additions to Tax and interest on any Tax deficiencies or overpayments will be allocated as the underlying deficiencies or overpayments are allocated under this Agreement.

                  2.5 Payment of Taxes. U S WEST and New U S WEST each agrees to pay or cause to be paid their respective shares of Taxes as allocated and provided in this Agreement.

                  (a) For the Taxable Year ended December 31, 1997 and any Straddle Period, New U S WEST shall timely pay to U S WEST an amount equal to the allocable





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Federal Income Tax liability of the New U S WEST Group  determined under Section
2.1(a), (e), and (f), including the New U S WEST Group's share of estimated Federal Income Taxes. U S WEST shall be responsible for the payment to the IRS of the Federal Income Tax liability of the U S WEST Consolidated Group for such Taxable Years.

                  (b) For the Taxable Year ended December 31, 1997 and any Straddle Period, New U S WEST shall timely pay to U S WEST an amount equal to the allocable State Income Tax liability of the New U S WEST Group determined under Sections 2.1(b), (c), (e) and (f), including the New U S WEST Group's share of estimated State Income Taxes. U S WEST shall be responsible for the payment to the applicable Tax Authority of such State Income Tax liabilities.

                  2.6 Characterization of Payments. For all Tax purposes, the New U S WEST Group and the MediaOne Group agree to treat (i) any payment required by this Agreement as either a contribution by U S WEST to New U S WEST or a distribution by New U S WEST to U S WEST, as the case may be, occurring immediately prior to the Separation Date and (ii) any payment of interest or non-federal Taxes by or to a Tax Authority as taxable or deductible, as the case may be, to the party entitled under this Agreement to retain such payment or required under this Agreement to make such payment, in either case except as otherwise mandated by applicable law.

                                   ARTICLE III

                                 INDEMNIFICATION

                  3.1 Indemnification by U S WEST. U S WEST shall pay, and shall indemnify and hold the New U S WEST Group and their respective shareholders, directors, officers, employees, affiliates, agents and successors harmless from and against, without duplication, (i) all Tax Liabilities allocable to the MediaOne Group under Article II, (ii) all Tax Liabilities attributable to Tax Returns required to be filed by the MediaOne Group for any Post-Separation Taxable Period, (iii) all Tax Liabilities incurred by the New U S WEST Group by reason of the breach by U S WEST of any of its covenants hereunder, and (iv) any costs and expenses related to the foregoing (including, without limitation, reasonable attorneys' fees and expenses).

                  3.2 Liability of MediaOne Group for Undertaking Certain Transactions. Notwithstanding any other provision of this Agreement to the contrary, if, as a result of any event, action, or failure to act wholly or partially within the control of the MediaOne Group (including, without limitation, any event, action, or failure to act that results in a breach of any representation or in the inaccuracy of any statement made to the IRS in connection with,





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the Ruling  Request),  or any other event related to the acquisition of U S WEST stock, any Taxes are imposed on the New U S WEST Group with respect to any action taken pursuant to the Separation and the Reorganization, including, without limitation, the transactions that were intended to be tax-free under Sections 332, 355 and 368 of the Code, then U S WEST shall indemnify and hold harmless the New U S WEST Group with respect to any such Taxes on an after-tax basis.

                  3.3 Indemnification by New U S WEST. New U S WEST shall pay, and shall indemnify and hold the MediaOne Group and their respective shareholders, directors, officers, employees, affiliates, agents and successors harmless from and against, without duplication, (i) all Tax Liabilities allocable to the New U S WEST Group under Article II, (ii) all Tax Liabilities attributable to Tax Returns required to be filed by the New U S WEST Group for any Post-Separation Taxable Period, (iii) all Tax Liabilities incurred by the MediaOne Group by reason of the breach by New U S WEST of any of its covenants hereunder and (iv) any costs and expenses related to the foregoing (including, without limitation, reasonable attorneys' fees and expenses).

                  3.4 Liability of New U S WEST Group for Undertaking Certain Transactions. Notwithstanding any other provision of this Agreement to the contrary, if, as a result of any event, action, or failure to act wholly or partially within the control of the New U S WEST Group (including, without limitation, any event, action or failure to act that results in a breach of any representation or in the inaccuracy of any statement made to the IRS in connection with, the Ruling Request), or any other event related to the acquisition of New U S WEST stock, any Taxes are imposed on the MediaOne Group with respect to any action taken pursuant to the Separation and the Reorganization, including, without limitation, the transactions that were intended to be tax-free under Sections 332, 355 and 368 of the Code, then New U S WEST shall indemnify and hold harmless the MediaOne Group with respect to any such Taxes on an after-tax basis.

                  3.5 Payment. If the Indemnifying Party is required to indemnify the Indemnified Party pursuant to this Article III, the Indemnified Party shall submit its calculations of the amount required to be paid pursuant to this Article IV (which shall be net of the Present Value Benefit realized or realizable by the Indemnified Party), showing such calculations in sufficient detail so as to permit the Indemnifying Party to understand the calculations. Subject to the following sentence, the Indemnifying Party shall pay to the Indemnified Party, no later than ten (10) business days after the Indemnifying Party receives the Indemnified Party's calculations, the amount that the Indemnifying Party is required to pay the Indemnified Party under this Article
III. If the Indemnifying Party disagrees with such calculations, it must notify the Indemnified Party of its disagreement in writing within





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ten (10) business days of receiving  such  calculations.  Any dispute  regarding such calculations shall be resolved in accordance with Section 6.13 of this Agreement.

                  3.6 Time Limits. Any claim under this Article III with respect to a Tax Liability must be made no later than thirty (30) days after the expiration of the applicable statute of limitations for assessment of such Tax Liability.

                                   ARTICLE IV

               PREPARATION AND FILING OF TAX RETURNS, COOPERATION
                              AND RECORD RETENTION

                  4.1 Federal Tax Returns. New U S WEST and U S WEST hereby agree to cooperate fully with each other to meet filing requirements for the U S WEST Consolidated Group Tax Returns for any Pre-Separation Taxable Period and any Straddle Period. New U S WEST, as agent for the U S WEST Consolidated Group, will be responsible for the filing of such Tax Returns for the Taxable Years ended December 31, 1997 and ending December 31, 1998, and, at the request of U S WEST, shall use its best efforts to file the Tax Return for the Taxable Year ending December 31, 1998 by its original due date. For purposes of this Section 4.1, cooperation includes making available all instructions, workpapers, research, data and notes of any kind required for the completion of the Tax Return, as well as making available personnel to assist in the consolidation effort. Personnel requirements, including the use of third party contractors, will be negotiated and agreed upon between U S WEST and New U S WEST. Interviewing and hiring of third-party contractors will be done jointly, and costs of these contractors will be shared equally. Any software license costs specifically related to a separate entity shall be borne by that entity. Where software license costs are not discernible as separate entity costs, such software license costs will be shared equally. Due dates for information required for the U S WEST Consolidated Group Tax Returns will be negotiated between U S WEST and New U S WEST and good faith efforts will be made to meet those dates.

                  4.2 Combined Returns. New U S WEST and U S WEST hereby agree to cooperate fully with each other to meet filing requirements for Combined Returns for any Pre-Separation Taxable Period and any Straddle Period. New U S WEST, as agent for U S WEST, will be responsible for the filing of the Combined Returns for the Taxable Years ended December 31, 1997 and ending December 31, 1998 and, at the request of U S WEST, shall use its best efforts to file any Combined Returns for the Taxable Year ending December 31, 1998 by their original due date. For purposes of this Section 4.2, cooperation includes making available all instructions, workpapers, research, data and notes of any kind required for the completion of the Combined Return, as well as making available personnel to assist in





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the combination effort. Personnel requirements, including the use of third party contractors, will be negotiated and agreed upon between U S WEST and New U S WEST. Interviewing and hiring of third-party contractors will be done jointly, and costs of these contractors will be shared equally. Any software license costs specifically related to a separate entity shall be borne by that entity. Where software license costs are not discernible as separate entity costs, such software license costs will be shared equally. Due dates for information required for Combined Returns will be negotiated between U S WEST and New U S WEST and good faith efforts will be made to meet those dates.

                  4.3 Separate Returns. Any Separate Return shall be prepared and caused to be filed by the entity required by law to file such Separate Return.

                  4.4 Cooperation; Maintenance and Retention of Records. U S WEST and New U S WEST shall, and shall cause the MediaOne Group and the New U S WEST Group respectively to, provide the requesting party with such assistance and documents as may be reasonably requested by such party in connection with
(i) the preparation of any Tax Return, (ii) the conduct of any Proceeding, (iii) any matter relating to Taxes of any member of the U S WEST Consolidated Group, the New U S WEST Group or the MediaOne Group and (iv) any other matter that is a subject of this Agreement. New U S WEST and U S WEST shall retain or cause to be retained all Tax Returns, schedules and workpapers, and all material records or other documents relating thereto, until the expiration of the statute of limitations (including any waivers or extensions thereof) of the Taxable Years to which such Tax Returns and other documents relate or until the expiration of any additional period that any party reasonably requests, in writing, with respect to specific material records or documents. A party intending to destroy any material records or documents shall provide the other party with reasonable advance notice and the opportunity to copy or take possession of such records and documents. The parties hereto will notify each other in writing of any waivers or extensions of the applicable statute of limitations that may affect the period for which the foregoing records or other documents must be retained.

                                    ARTICLE V

                         REFUNDS, AUDITS AND ADJUSTMENTS

                  5.1 Refunds of Taxes. Except as provided in Section 5.2 below, New U S WEST shall be entitled to all Refunds relating to Taxes (plus any interest thereon received with respect thereto from the applicable Tax Authority) for which New U S WEST is or may be liable pursuant to Articles II and III of this Agreement, and U S WEST shall be entitled to all Refunds relating to Taxes (plus any interest thereon received with respect thereto from the applicable Tax Authority) for which U S WEST is or may be liable pursuant to the




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provisions of Articles II and III of this Agreement.  A party receiving a Refund to which another party is entitled pursuant to this Agreement shall pay the amount to which such other party is entitled (plus any interest thereon received with respect thereto from the applicable Tax Authority) within ten (10) days after the receipt of the Refund.

                  5.2 Carrybacks. (a) The carryback of any loss, credit or other Tax attribute in any Post-Separation Taxable Period shall be in accordance with the provisions of the Code and Treasury Regulations (and any applicable state, local or foreign laws or regulations).

                  (b) In the event that the New U S WEST Group realizes any loss, credit or other Tax attribute in any Post-Separation Taxable Period, such group may elect to carry back such loss, credit or Tax attribute to a Pre-Separation Taxable Period. U S WEST shall cooperate with New U S WEST in seeking from the appropriate Tax Authority any Refund that reasonably would result from such carryback. New U S WEST shall be entitled to any Refund (or other Tax benefit) realized by the MediaOne Group (including any interest thereon received from such Tax Authority) attributable to such carryback, within ten (10) business days after such Refund (or other Tax benefit) is received; provided, however, that U S WEST shall be entitled to any Refund (or other Tax benefit) that results from the carryback of a loss, credit or other Tax attribute by the MediaOne Group from a Post- Separation Taxable Period to a Pre-Separation Taxable Period.

                  (c) Except as otherwise provided by applicable law, if the MediaOne Group and the New U S WEST Group both may carry back a loss, credit or other Tax attribute to the same Pre-Separation Taxable Period, any Refund (or other Tax benefit) resulting therefrom shall be allocated between U S WEST and New U S WEST proportionately based on the relative amounts of the Refunds (or other Tax benefits) to which the MediaOne Group and the New U S WEST Group, respectively, would have been entitled had its carrybacks been the only carrybacks to such Taxable Year.

                  (d) To the extent that the amount of a Refund to which a party is entitled under this Section 5.2 is reduced by the applicable Tax Authority as a result of the offset of such amount against a Tax Liability of the other party, as allocated under this Agreement, the party which receives the benefit of such offset shall appropriately compensate the other party within ten (10) days of receipt of such benefit.

                  5.3  Federal Audits and Adjustments.

                  (a) Notification of Audit. Each of U S WEST and New U S WEST shall give written notice to the other party of any audit of the U S WEST Consolidated Group Tax Return for any Pre-Separation Taxable Period or Straddle Period within ten (10) business days after receipt of written notification of such audit from the IRS. Such notice shall include a copy of the notification received from the IRS.

                  (b) Statute of Limitations. Any extension of the statute of limitations for any Pre-Separation Taxable Period or Straddle Period shall be with the mutual agreement of U S WEST and New U S WEST. Any dispute regarding the extension of the statute of limitations shall be resolved in accordance with
Section 6.13 of this Agreement.

                  (c) Audit Activity. Each of U S WEST and New U S WEST will coordinate its respective efforts with respect to audits of any Pre-Separation Taxable Period and any Straddle Period and will furnish the other with all necessary workpapers and records to respond to audit inquiries. New U S WEST will be responsible as agent for the U S WEST Consolidated Group for day-to-day contact with IRS agents assigned to such audits. U S WEST will be responsible for responding to audit inquiries regarding issues primarily affecting Tax Liabilities of the MediaOne Group, but will act through New U S WEST, rather than directly contacting the IRS with respect to such matters.

                  (d) Notification. New U S WEST will provide timely reports to U S WEST detailing significant activities, information requests, issues raised or resolved, and any other relevant information, such reports to be no less frequent than quarterly.

                  (e) Proposed Adjustments. New U S WEST shall notify U S WEST of any Adjustment to the U S WEST Consolidated Group Tax Returns within ten (10) business days after receipt of notification of such Adjustment from the IRS. New U S WEST shall include in its notice to U S WEST a copy of the notification received from the IRS.

                    (i) Agreed Issues. New U S WEST will not enter into any agreement with the IRS as agent for the U S WEST Consolidated Group with respect to any Adjustment without the written consent of U S WEST, in those cases where the MediaOne Group would be liable for more than 50% of the proposed Tax Liability (as allocated under this Agreement) attributable to such Adjustment. For purposes of this paragraph, all determinations shall be made separately for each Adjustment.

                    (ii) Unagreed Issues. In the event U S WEST and New U S WEST, as the case may be, do not agree to all Adjustments for a Taxable Year, decisions regarding the procedures and preferred forum for contesting Adjustments on unagreed issues shall be made by whichever of the MediaOne Group or the New U S WEST Group is responsible for more than 50% of the cumulative Tax Liability attributable to such Adjustments. The party making the decision shall consult in good faith with the other party and shall promptly notify the other party of its decision.

                    (iii) Consent Not Required. Notwithstanding any other provision of this Agreement, if the IRS notifies U S WEST that the IRS will deal directly with the MediaOne Group with respect to its Tax Liability, U S WEST shall have full authority to act for the MediaOne Group and resolve any issue affecting its Tax Liability without the consent of New U S WEST. U S WEST will provide New U S WEST with a timely report summarizing any such audit activity, such report to be no less frequent than quarterly.

                  (f) Federal Refund Claims. If the New U S WEST Group desires to file a claim for Refund with respect to a Taxable Year for which it was a member of the U S WEST Consolidated Group, it shall prepare and submit to U S WEST the claim for Refund and a statement specifying the date on which the statute of limitations for filing the Refund claim will expire. U S WEST will file the Refund claim prior to the date specified as the last day to claim the Refund if such a filing is commercially reasonable, and will take any other appropriate action at New U S WEST's request necessary to secure the Refund.

                  (g) Litigation. Subject to the balance of this Section 5.3(g), U S WEST and New U S WEST jointly shall conduct all Proceedings relating to Adjustments of the MediaOne Group and the U S WEST Group as allocated under this Agreement. U S WEST shall have the ability to control the conduct of such Proceedings with respect to issues relating to an Adjustment for which the MediaOne Group would be liable for more than 50% of the proposed Tax Liability (as allocated under this Agreement) attributable to such Adjustment. New U S WEST shall have the ability to control the conduct of such Proceedings with respect to issues relating to an Adjustment for which the New U S WEST Group would be liable for more than 50% of the proposed Tax Liability (as allocated under this Agreement) attributable to such Adjustment. The party with the ability to control the conduct of all or a portion of the Proceedings pursuant to this Section 5.3(g) shall consult in good faith with the other party, which other party shall be entitled to participate in all conferences, meetings, and other matters related to the resolution of such Proceedings.

                  5.4  Audits and Adjustments Related to Combined Returns.

                  (a) Notification of Audit. Each of U S WEST and New U S WEST shall give written notice to the other party of any audit of a Combined Return for any Pre-Separation Taxable Period or Straddle Period within ten (10) business days after receipt of written notification of such audit from a Tax Authority. Such notice shall include a copy of the notification received from the relevant Tax Authority.

                  (b) Statute of Limitations. Any extension of the statute of limitations for any Pre-Separation Taxable Period or Straddle Period shall be with the mutual agreement of

U S WEST and New U S WEST. Any dispute regarding the extension of the statute of limitations shall be resolved in accordance with Section 6.13 of this Agreement.

                  (c) Audit Activity. Each of U S WEST and New U S WEST will coordinate its respective efforts with respect to audits of Combined Returns of any Pre-Separation Taxable Period and any Straddle Period and will furnish the other with all necessary workpapers and records to respond to audit inquiries. New U S WEST will be responsible as agent for any Combined Return for day-to-day contact with state Tax Authorities regarding such audits. U S WEST will be responsible for responding to audit inquiries regarding issues primarily affecting Tax Liabilities of the MediaOne Group, but will act through New U S WEST, rather than directly contacting the appropriate Tax Authorities with respect to such matters.

                  (d) Notification. With respect to a Combined Return, New U S WEST will provide timely reports to U S WEST detailing significant activities, information requests, issues raised or resolved, and any other relevant information, such reports to be no less frequent than quarterly.

                  (e) Proposed Adjustments. New U S WEST shall notify U S WEST of any Adjustment to a Combined Return within ten (10) business days after receipt of notification of such Adjustment from the applicable state Tax Authority. New U S WEST shall include in its notice to U S WEST a copy of the notification received from such Tax Authority.

                        (i) Agreed Issues. New U S WEST will not enter into any agreement with a state Tax Authority as agent for U S WEST with respect to any Adjustment in connection with a Combined Return without the written consent of U S WEST in such cases where the MediaOne Group would be liable for more than 50% of the proposed Tax Liability (as allocated under this Agreement) at issue. For purposes of this paragraph, all determinations shall be made separately for each Adjustment.

                       (ii) Unagreed Issues. In the event U S WEST and New U S WEST, as the case may be, do not agree to all Adjustments with respect to a Combined Return for a Taxable Year, decisions regarding the procedures and preferred forum for contesting Adjustments on unagreed issues shall be made by whichever of the MediaOne Group or the New U S WEST Group is responsible for more than 50% of the cumulative Tax Liability attributable to such Adjustments. The party making the decision shall consult in good faith with the other party and shall promptly notify the other party of its decision.

                  (f) State Refund Claims. If the New U S WEST Group desires to file a claim for Refund with respect to a Taxable Year for which it filed a Combined Return, it shall prepare and submit to U S WEST the claim for Refund and a statement specifying the date on which the statute of limitations for filing the Refund claim will expire. U S WEST will file the Refund claim prior to the date specified if such filing is commercially reasonable and will take any other appropriate action at New U S WEST's request necessary to secure the Refund.

                  (g) State  Tax  Litigation.  Subject  to the  balance  of this
Section 5.4(g), U S WEST and New U S WEST jointly shall conduct all Proceedings relating to Adjustments of the MediaOne Group and the New U S WEST Group allocated under this Agreement in connection with a Combined Return. U S WEST shall have the ability to control the conduct of such Proceedings with respect to issues relating to an Adjustment for which the MediaOne Group would be liable for more than 50% of the proposed Tax Liability (as allocated under this Agreement) attributable to such Adjustment. New U S WEST shall have the ability to control the conduct of such Proceedings with respect to issues relating to an Adjustment for which the New U S WEST Group would be liable for more than 50% of the proposed Tax Liability (as allocated under this Agreement) attributable to such Adjustment. The party with the ability to control the conduct of all or a portion of the Proceedings pursuant to this Section 5.4(g) shall consult in good faith with the other party, which other party shall be entitled to participate in all conferences, meetings, and other matters related to the resolution of such Proceedings.

                  5.5 Separate Return Matters.  The New U S WEST Group and the
MediaOne  Group  will  be   responsible   for  and  manage  their respective
Separate Return Proceedings.

                  5.6 Payment of Costs. All costs incurred, whether external or internal (such as in-house tax and legal department salaries and other personnel), with respect to a Proceeding shall be borne by the party with respect to which the costs relate. All other costs relating to Tax Returns or Proceedings not otherwise provided for in this Agreement shall be allocated 50% to the New U S WEST Group and 50% to the MediaOne Group.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  6.1  Covenants Relating to Ruling Request.

                    (a) U S WEST  and the  MediaOne  Group.  (i) U S WEST  shall comply and shall cause the MediaOne Group to comply with and otherwise not take any action inconsistent with each representation and statement made to the IRS in connection with the Ruling Request and (ii) until two (2) years after the Separation Date, U S WEST will remain engaged in the active conduct of a trade or business, as defined in Section 355(b) of the Code.

                  (b) New U S WEST and the New U S WEST Group. (i) New U S WEST shall comply and shall cause the New U S WEST Group to comply with and otherwise not take any action inconsistent with each representation and statement made to the IRS in connection with the Ruling Request and (ii) until two (2) years after the Separation Date, New U S WEST will remain engaged in the active conduct of a trade or business, as defined in Section 355(b) of the Code.

                  6.2 Termination of Prior Tax Sharing Agreements. This Agreement shall take effect on the Separation Date and shall replace all other agreements, whether or not written, in respect of any Taxes between or among the MediaOne Group on the one hand and the New U S WEST Group on the other. All such replaced agreements shall be canceled as of the Separation Date to the extent they relate to the New U S WEST Group, and any rights or obligations of the MediaOne Group or the New U S WEST Group existing thereunder thereby shall be fully and finally settled without any payment by any party thereto.

                  6.3 Merger or Consolidation. Neither New U S WEST nor U S WEST (in either case, the "Transaction Party") shall (i) consolidate with or merge into any Person or permit any Person to consolidate with or merge into the Transaction Party (other than a merger or consolidation in which the Transaction Party is the surviving or continuing corporation) or (ii) sell, assign, transfer, lease or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of the assets of the Transaction Party, unless the resulting, surviving or transferee Person shall expressly assume, by instrument in form and substance reasonably satisfactory to the other party, all of the obligations of the Transaction Party under this Agreement.

                  6.4 Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary (as defined in the Separation Agreement) of such party on or after the Separation Date.

                  6.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of Colorado, without reference to choice of law principles, including matters of construction, validity and performance.

                  6.6 Amendment. This Agreement may be amended, modified or supplemented only by a written Agreement signed by all of the parties hereto.

                  6.7 Notices. Notices, requests, permissions, waivers, referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation, the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid):

                  If to U S WEST, to:

                           U S WEST, Inc.
                           (to be renamed "MEDIAONE
                           GROUP, INC.")
                           188 Inverness Drive West
                           Englewood, Colorado  80112
                           Attention:                Director of Taxes
                           Telephone:                303-858-5800


                  If to New U S WEST, to:

                           USW-C, Inc.
                           (to be renamed "U S WEST, INC.")
                           6300 South Syracuse Way
                           Suite 700 North
                           Englewood, Colorado  80111
                           Attention:  Director of Taxes
                           Telephone:                303-850-3900


Such names and addresses may be changed by notice given in accordance  with this
Section 6.7.

                  6.8 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

                  6.9 Headings; References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections hereof unless otherwise indicated.

                  6.10 Counterparts. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

                  6.11 Parties in Interest; Assignment; Successor. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon U S WEST and New U S WEST and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

                  6.12 Confidentiality. Each of New U S WEST and U S WEST shall hold, and each of the New U S WEST Group and the MediaOne Group shall use its reasonable best efforts to hold, in strict confidence all information concerning the other party obtained by it prior to the Separation Date or furnished to it by such other party pursuant to this Agreement pursuant to and in accordance with the terms of Section 10.5 of the Separation Agreement.

                  6.13 Arbitration. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, but not limited to, disputes over arbitrability and disputes in connection with claims by third parties shall be exclusively governed by and settled in accordance with the provisions of Section 12.2 of the Separation Agreement, provided, however, that nothing contained in Section 12.2 of the Separation Agreement shall preclude either party from seeking or obtaining injunctive relief or equitable or other judicial relief to enforce such Section 12.2, or, pending resolution of Disputes (as defined in the Separation Agreement) under such Section, to preserve the status quo or to enforce an arbitral award rendered pursuant to such Section.

                  6.14 Severability; Enforcement. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                    6.16 Effective Date. This Agreement shall become effective only upon the occurrence of the Separation.


                  IN WITNESS WHEREOF, each of the Parties has caused this Tax Sharing Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first written above.


                                    U S WEST, INC.
                                    (to be renamed MEDIAONE GROUP, INC.)


                                           /s/ Charles M. Lillis
                                    By:
                                       Name:   Charles M. Lillis
                                       Title:  Executive Vice President


                                    USW-C, INC.
                                    (to be renamed U S WEST, INC.)


                                          /s/ Solomon D. Trujillo
                                    By:
                                       Name:  Solomon D. Trujillo
                                       Title: President and Chief Executive
                                                  Officer

                              TAX SHARING AGREEMENT

                                     between

                                 U S WEST, INC.
                      (to be renamed MEDIAONE GROUP, INC.)

                                       and

                                   USW-C, Inc.
                         (to be renamed U S WEST, INC.)


                            Dated as of June 5, 1998


                                        TABLE OF CONTENTS


                                                                                             Page

ARTICLE I
         Definitions; Certain Operating Conventions...........................................  2


         ARTICLE II
         Allocation and Payment...............................................................  5


         ARTICLE III
         Indemnification......................................................................  8


         ARTICLE IV
         Preparation and Filing of Tax Returns,
         Cooperation and Record Retention..................................................... 10


         ARTICLE V
         Refunds, Audits and Adjustments...................................................... 11


         ARTICLE VI
         Miscellaneous........................................................................ 16
